UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2012

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54621

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr.,

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 550-9994

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Offer to Amend and Exercise Warrants

On November 16, 2012, Organovo Holdings, Inc. (the “Company”) filed a tender offer with respect to certain warrants to purchase common stock of the Company to provide the holders thereof with the opportunity to amend and exercise their warrants, upon the terms and subject to the conditions set forth in the Company’s tender offer statement on Schedule TO and the related exhibits included therein (the “Offering Materials”) filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2012.

Pursuant to the tender offer, the Company is offering to amend, upon the terms and subject to the conditions set forth in the Offering Materials, warrants to purchase an aggregate of 14,510,928 shares of common stock (the “Offer to Amend and Exercise”), including: (i) outstanding warrants to purchase 1,500,000 shares of the Company’s common stock issued to investors participating in the Company’s bridge financing completed in November 2011 (the “Bridge Warrants”); (ii) outstanding warrants to purchase 11,653,678 shares of the Company’s common stock issued to investors participating in the Company’s private placement financings closed on February 8, 2012, February 29, 2012 and March 16, 2012 (the “Investor Warrants”); and (iii) outstanding warrants to purchase 1,357,250 shares of the Company’s common stock issued to investors in the Company’s private placement transactions completed in 2011 (the “Private Warrants” and collectively with the Bridge Warrants and the Investor Warrants, the “Original Warrants”). There is no minimum participation requirement with respect to the Offer to Amend and Exercise.

Pursuant to the Offer to Amend and Exercise, the Original Warrants will be amended (the “Amended Warrants”) to: (i) reduce the exercise price of the Original Warrants from $1.00 per share to $0.80 per share of common stock in cash, (ii) shorten the exercise period of the Original Warrants so that they expire concurrently with the expiration of the Offer to Amend and Exercise at 5:00 p.m. (Pacific Time) on December 17, 2012, as may be extended by the Company in its sole discretion (“Expiration Date”), (iii) delete the price-based anti-dilution provisions contained in the Bridge and Investor Warrants, (iv) restrict the ability of the holder of shares issuable upon exercise of the Amended Warrants to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of these shares without the prior written consent of the Company for a period of time commencing on the holder’s exercise date and ending on the later of (a) the date that is twenty (20) days after exercise of the Warrant or (b) the date that is five business days after the Expiration Date (the “Lock-Up Period”); and (v) provide that a holder, acting alone or with others, will agree not to effect any purchases or sales of any securities of the Company in any “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any type of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) or similar arrangements, or sales or other transactions through non-U.S. broker dealers or foreign regulated brokers through the expiration of the Lock-Up Period. Other than set forth above, the terms of the Original Warrants will remain unmodified and in full force and effect.

The Offer to Amend and Exercise is limited to “accredited investors” as that term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”). Eligible holders may elect to amend some or all of their Original Warrants. If Original Warrant holders choose not to participate in the Offer to Amend and Exercise, their Original Warrants will remain in full force and effect, as originally issued.

The purpose of the Offer to Amend and Exercise is to encourage the amendment and exercise of the Original Warrants to help the Company reduce its outstanding warrant liability and to raise funds to support the Company’s operations by providing the holders of the Original Warrants with the opportunity to obtain and exercise an Amended Warrant by significantly reducing the exercise price of the Original Warrants.

Investor Presentation

On November 23, 2012, the Company made a presentation regarding the Company available to investors. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Information

The information in this Form 8-K is for informational purposes only, and the foregoing reference to the tender offer shall not constitute an offer to buy, exchange or amend securities or constitute the solicitation of an offer to sell, exchange or amend any of the Company’s securities. The Company filed a tender offer statement on Schedule TO and the offering materials related to the tender offer, including the Offer to Amend and Exercise, the Election to Participate and Exercise Warrant, forms of Amended Warrants and Notice of Withdrawal, with the SEC. These documents contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These documents may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, these documents (and all other materials filed by the Company with the SEC) may be obtained at no charge by directing a request to Organovo Holdings, Inc., 6275 Nancy Ridge Drive, San Diego, California 92121, Attn: Corporate Secretary, telephone number (858) 550-9994.

Organovo Holdings has retained Aegis Capital Corp. as its Warrant Agent for the tender offer. Aegis Capital may be reached at 810 7th Avenue, 18th Floor, New York, NY 10019, Attn: Adam K. Stern, Head of Private Equity Banking, telephone (646) 502-2401.

The tender offer is only being made to “accredited investors” as that term is defined in Rule 501 of the Securities Act. In addition, the tender offer is not being made to warrant holders in any U.S. state in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, contains “forward-looking statements.” All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding the potential benefits and future uses of the Company’s science and technology, the Company’s ability to develop products that can be used to improve drug development and the Company’s future product development opportunities. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The various risks and uncertainties that could cause the Company’s actual future results to differ materially from current expectations include, but are not limited to, those risks and uncertainties relating to the Company’s ability to develop, market and sell products based on its science and technology; the expected benefits and efficacy of the Company’s products and technology; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and the Company’s failure to achieve its business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company’s filings with the SEC, including its current report on Form 8-K/A filed with the SEC on May 11, 2012. These forward-looking statements are made as of the date of this Current Report, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor presentation dated November 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: November 23, 2012	/s/ Keith Murphy
Keith Murphy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation dated November 23, 2012.